1 | FCPT | MAY 2023 www.fcpt .comINVESTOR PRESENTATION | MAY 2023 FOUR CORNERS PROPERTY TRUST N YS E : F C P T

2 | FCPT | MAY 2023 FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2022 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non- GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 27 of this presentation.

3 | FCPT | MAY 2023 AGENDA Company Overview Page 3 Appendix and Selected Supplemental Slides Page 18 High Quality Portfolio Page 7 Conservative Financial Position Page 13

4 | FCPT | MAY 2023 FCPT OVERVIEW 4 | FCPT | OCTOBER 2019 Analytical, Disciplined Investment Philosophy • Focus on cost of capital and investment spread • Use of consistent, data-driven scorecard to objectively rate every property • Investment committee memo and separate public announcement for every acquisition High-Quality Portfolio • Recently constructed, e-commerce resistant portfolio • Strong tenant EBITDAR rent coverage, nationally established brands, and low rents provide for high tenant retention and limited vacancies Accretive Diversification • Grown from single tenant to 131 brands • Established verticals into resilient, essential non- restaurant retail categories of auto service and medical retail • Disciplined pricing approach based on maintaining strong credit parameters and high-quality tenant base Investment Grade Balance Sheet • Committed to maintaining conservative 5.5x–6.0x leverage • Well laddered, 92% fixed rate debt maturity schedule • Significant liquidity, unencumbered assets, high fixed charge coverage facilitates growth Representative Brands

5 | FCPT | MAY 2023 Q1 2023 HIGHLIGHTS 5 | FCPT | OCTOBER 2019 ____________________ Figures as of 3/31/2023, unless otherwise noted 1. Acquisitions through March 31, 2023 2. See page 27 for non-GAAP definitions, and page 28 for reconciliation of net income to AFFO 3. Weighted averages based on contractual Annual Cash Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. See glossary for definitions 4. Net debt to adjusted EBITDAre leverage as of 3/31/2023, see page 28 for reconciliation of net income to adjusted EBITDAre and page 27 for non-GAAP definitions 5. See glossary on page 27 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 72% of portfolio annual cash base rent 2023 Year-to-Date Acquisitions1 Volume: $19.9 million Initial cash yield: 6.9% 7-year average lease term 100% corporate operated or guaranteed Liquidity and Capital Markets In the first quarter, FCPT raised $52 million of common stock via the at-the-market (ATM) program at an average share price of $27.73 In the first quarter, FCPT completed $12 million of dispositions for a net gain of $1.6 million Inclusive of cash, undrawn revolver capacity and anticipated net proceeds of $111 million from equity forward sale agreements, FCPT has $392 million of available liquidity 5.6x Net debt to adjusted EBITDAre4 2023 Q1 AFFO2 Diluted net income per share of $0.27 compared to $0.28 in the year prior AFFO per share of $0.41 which is flat compared to the prior year Portfolio Update3 1,030 Properties 131 Brands 99.9% occupied 4.6x tenant EBITDAR Coverage5 8.0-year average lease term 86% Corporate Operated or Guaranteed

ACQUISITION GROWTH



Olive Garden
chili's
KFC
Firestone

Annual Cash Base Rent ($ million)[1]

+11% CAGR



94 94 94 96 101 102 105 105 108 109 110 121 126 127 130 131 139 142 144 148 156 158 162 169 175 178 181 185 195 196
4Q15
4Q16
4Q17
4Q18
4Q19
4Q20
4Q21
4Q22

Number of Properties

+14% CAGR



418 418 418 434 475 484 506 508 515 527 535 591 610 621 642 650 699 722 733 751 799 810 833 886 919 937 960 998 1,023 1,030
4Q15
4Q16
4Q17
4Q18
4Q19
4Q20
4Q21
4Q22

1. *As defined on page 27*

6 | FCPT | MAY 2023

FCPT

7 | FCPT | MAY 2023 AGENDA Company Overview Page 3 Appendix and Selected Supplemental Slides Page 18 High Quality Portfolio Page 7 Conservative Financial Position Page 13

8 | FCPT | MAY 2023 FCPT’S STRONG PERFORMANCE DURING THE PANDEMIC 99.5% 98.8% 99.6% 99.6% 99.7% 99.8% 99.8% 99.8% 99.7% 99.9% 99.8% 99.7% 99.9% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 99.6% 99.6% 99.6% 99.6% 99.7% 99.7% 99.8% 99.9% 99.9% 99.9% 99.9% 99.9% 99.9% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 • FCPT has one of the highest-quality portfolios in the net lease sector that has performed at a high level even during the COVID-19 period ____________________ 1. FCPT reported 92% collected rent in Q2 2020, with 4% abated in return for lease modifications and 3% deferred. FCPT collected the 3% deferred rent in Q4 2020. The 98.8% number above included deferred rent that was paid and the abated rent for which FCPT received beneficial lease modifications 2. Occupancy based on portfolio square footage Occupancy2 Rent Collections 1

SUN BELT FOCUSED PORTFOLIO



Olive Garden
chili's
KFC
Firestone

Lower taxes, the pandemic, and a shift toward work-from-home has accelerated a shift toward low-cost of living and high-quality of life states, especially in the warm weather climates of the Sun Belt



WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
VT
NH
MA
CT
RI
ME
47%
Annualized Base Rent[1] (%)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

- FCPT's portfolio is primarily suburban and located in fast-growing regions of the Sun Belt, which makes up approximately 47%[2] of the portfolio by ABR
- **Texas and Florida, our largest two states with 10% or more of Annual Base Rent, were the two highest in-migration states in 2022[3]**

Figures as of 3/31/2023

1. *Annual Cash Base Rent (ABR) as defined on page 27*
2. *Sun Belt States include AZ, NM, OK,TX, MS, AL, GA, SC, NC, TN, AR, LA, FL, southern CA, and southern NV*
3. *Source: U-Haul growth index 2022*

9 | FCPT | MAY 2023

FCPT

LOW RENT / HIGH COVERAGE PORTFOLIO



Olive Garden
chili's
KFC
Firestone

- FCPT's portfolio is characterized by low rents and high EBITDAR to rent coverage of 4.6x[1]
- 52% of the portfolio is the original Darden spin properties where rents were purposely set low as evidenced by strong EBITDAR to rent coverage of 5.7x. Current rent to sales, a metric that is commonly used to gauge the health of a restaurant's operation and the level of rent those operations can support, is approximately 5% for the Darden portfolio. It is common to see restaurants with 8% to 10% rent to sales figures
- FCPT has also acquired properties with ground leases equal to 12% of the portfolio. These leases are characterized by low rents tied to the land value since the tenant constructed and owns the building. The building ownership typically reverts to FCPT at the end of the lease
- Because of its relatively recent inception, FCPT does not have "legacy assets" that have been impacted by modern retail trends such as Amazon and the adoption of smart phones

Tenant Rental Coverage[1]:



5.7x
2.7x
4.6x
Darden
Other Reporting Tenants
Total

FCPT Portfolio[2]:



Darden Spin Portfolio: 52% 410 leases
Building and Ground Lease: 37% 468 leases
Ground Lease: 12% 171 leases

1. See glossary on page 27 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 72% of portfolio annual cash base rent. Reporting for non-restaurant sector not included as most non-restaurant tenants do not report financial data. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the year ending November 2022 and updated average trailing twelve months brand average margins and sales for the quarter ended February 2023
2. Represents current Annual Cash Base Rent (ABR) as of 3/31/2023 as defined on page 27

10 | FCPT | MAY 2023

FCPT

11 | FCPT | MAY 2023 F C P T E V O L U T I ON S I N C E S P I N - O FF : S I G N I F I C A N T P R O G R E S S O N T E N A N T D I V E R S I F I C A TI ON ___________________ 1. Represents current Annual Cash Base Rent (ABR) as of 3/31/2023, as defined on page 27 2. Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants 74% 20% 6% Initial Portfolio at Spin: 418 Leases / 5 Brands Annual Base Rent of $94.4 million 100% Darden Exposure 104 leases 300 leases 14 leases FCPT Portfolio Today: 1,049 Leases / 131 Brands Annual Base Rent of $195.7 million1 54% Darden Exposure +107% in ABR 40% 312 leases 11% 115 leases 2% 14 leases 8% 82 leases Other Restaurants 22% 306 leases 56 brands Non-Restaurant Retail 15% / 220 Leases / 68 Brands Other Darden2 Other Darden Brand Exposure by Annualized Base Rent (ABR)

12 | FCPT | MAY 2023 • Baird’s weekly restaurant survey shows both quick service and casual dining restaurants are performing near or above prior year levels Baird Restaurants Surveys: Weekly Same-Store Sales vs. Year Prior ____________________ Source: Data per The Baird Restaurant Surveys (produced by R.W. Baird & Co. Equity Research) reported 4/24/2023 Note: Results shown may not be indicative of the ability or willingness of our tenants to pay rent on a timely basis or at all +5% -5% +3% -15% -10% -5% 0% 5% 10% 15% Q2 2022 Sep 2022 10/16/2022 11/6/2022 11/27/2022 12/18/2022 1/8/2023 1/29/2023 2/19/2023 3/12/2023 4/2/2023 4/23/2023 Overall Casual Dining Quick Service RESTAURANT SALES TRENDS BY SECTOR

13 | FCPT | MAY 2023 AGENDA Company Overview Page 3 Appendix and Selected Supplemental Slides Page 18 High Quality Portfolio Page 7 Conservative Financial Position Page 13

14 | FCPT | MAY 2023 CONSERVATIVE F INANCIAL POLICIES As FCPT continues to grow and diversify, the Company is committed to maintaining a conservative balance sheet with financial flexibility Leverage  Continue to maintain conservative leverage and coverage metrics  Net debt to cash EBITDA ratio is 5.6x1; long-term objective is to maintain ratio between 5.5-6.0x  Fixed charge coverage of 4.6x  Focus on a predominantly unsecured capital structure, maintaining a large unencumbered assets base  Asset base is 100% unencumbered  Minimize floating rate exposure  As of 3/31/2023, FCPT has fixed the interest rate on approximately 92% of its long-term debt  Maintain a staggered debt maturity schedule with no near-term debt maturities  No more than 16% of total debt is due in any one year Liquidity  Strong liquidity profile ($250 million revolver with full available capacity as of 3/31/2023)  Maintain access to multiple equity and debt capital sources  Conservative dividend payout ratio of approximately 80% of AFFO Conservative Financial Policies are Sacrosanct  Conservative leverage and high coverage significantly mitigate tenant concentration  We access the equity markets to support growth but have been capitalized to succeed even if equity capital is not available (reasonable leverage, no earning or acquisition guidance, low G&A overhead, strong currency in dispositions of existing assets) _ Note: All figures as of 3/31/2023 unless otherwise noted 1. Net debt to adjusted EBITDAre leverage as of 3/31/2023, see page 28 for reconciliation of net income to adjusted EBITDAre and page 27 for non-GAAP definitions

CONSERVATIVE DEBT STRUCTURE


Olive Garden

chili's

KFC

Firestone

- FCPT has a well-laddered debt maturity schedule with the first $50 million of debt not due until June 2024
- Overall, FCPT has fixed the interest rate on 92% of its Term Loans and Notes. FCPT has hedged its Term Loan maturities as show in the table below. FCPT's overall average cash interest rate is 3.64% as of March 31, 2023

Debt Maturity Schedule ($ millions)


Undrawn Revolver Capacity[1]
Term Loans
Fixed Rate Notes
$0
$50
$250
$150
$150
$100
$50
$165
$90
$75
$140
$90
$50
$100
$75
$100
$75
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

Term Loan Interest Rate Swap Table ($ in millions)

Year	Amount Hedged	Amount Unhedged	% Hedged	Hedged rate[2]	Unhedged rate[3]
2023	$350	$80	81%	2.96%	SOFR+10 bps+97.9 bps
2024	$325	$105	76%	2.84%	SOFR+10 bps+97.9 bps
2025	$275	$155	64%	2.46%	SOFR+10 bps+97.9 bps
2026	$275	$155	64%	3.08%	SOFR+10 bps+97.9 bps
2027	$225	$205	52%	2.68%	SOFR+10 bps+97.9 bps
2028	$125	$305	29%	2.83%	SOFR+10 bps+97.9 bps

1. *The revolving credit facility expires on November 9, 2025 subject to FCPT's availability to extend the term for one additional six-month period to May 9, 2026*
2. *The hedged rate is an all-in rate including credit spreads*
3. *The unhedged rate is based on SOFR and a 10-basis point index adjustment plus the credit spread. Based on FCPT's current investment grade ratings, the credit spread is 95 basis points on $180 million of the term loans, and 100 basis points on $250 million of term loans which averages 97.9 basis points*

15 | FCPT | MAY 2023

16 | FCPT | MAY 2023 COM PAN Y MOM ENTUM SINCE INCEPTION Team Members 4 +32 36 Annual Base Rent1 $94.4 million +$101.3 million / +107% $195.7 million Properties 418 +612 / +146% 1,030 Brands 5 +126 131 % Darden2 100% -46% 54% Weighted Average Lease Term 15 years - 7 years 8.0 years Equity Market Cap $848 million +$1.5 billion $2.3 billion3 Enterprise Value $1.3 billion +$2.0 billion $3.3 billion3 Financial Leverage 4.6x +1.0x 5.6x3 Rating Unrated BBB (Fitch) / Baa3 (Moody’s) As of 3/31/2023November 2015 ____________________ 1. Annual Cash Base Rent (ABR) as defined on page 27 2. Based on Annual Base Rent 3. See page 17 for calculation Restaurant Non-Restaurant Representative Brands

17 | FCPT | MAY 2023 ___________________ Figures represent FCPT financials as of and for three months ended 3/31/2023 1. Represents Q1 2023 annualized results. See page 28 for reconciliation of net income to adjusted EBITDAre and page 27 for non-GAAP definitions 2. Figure represents Annual Cash Base Rent (ABR) as of 3/31/2023 3. Based on quarterly cash dividend of $0.34 per share declared on 3/13/2023 annualized. The declaration of future dividends will be at the discretion of FCPT’s Board of Directors 4. Dividend yield calculated based on the price per share as of 3/31/2023 and declared dividend per share for the most recent quarter, annualized 5. Net debt figure (in $ millions) represents total debt ($1,005 million) less cash and cash equivalents ($31 million) as of 3/31/2023 SUMMARY CAPITALIZATION AND F INANCIALS Capitalization ($ million, except per share) Share price (3/31/2023) $26.86 Shares and OP units outstanding (millions) 86.2 Equity value $2,315 Debt: Bank term debt $430 Revolving credit facility $0 Unsecured private notes $575 Total market capitalization $3,320 Less: Cash and cash equivalents ($31) Implied enterprise Value $3,289 Credit Metrics Current Net debt5 to enterprise value 29.6% Net debt5 to adjusted EBITDAre1 5.6x Current Trading Metrics Annual base rent2 ($ million) $195.7 Implied Cap Rate 5.9% Annualized Dividend per share3 $1.36 Dividend Yield3,4 5.1%

18 | FCPT | MAY 2023 AGENDA Company Overview Page 3 Appendix and Selected Supplemental Slides Page 18 High Quality Portfolio Page 7 Conservative Financial Position Page 13

MAINTAINING ACQUISITION PHILOSOPHY AND CRITERIA


Olive Garden
chili's
KFC
Firestone
Firestone

Acquisition Philosophy

- Acquire strong restaurants and retail brands that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital with a focus on low basis
- Focused on adding concepts that are category-leaders in resilient industries—only leading brands and no theaters, fitness, or entertainment in FCPT's portfolio or pipeline

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between **credit** and **real estate** metrics based on FCPT's proprietary scorecard
- The "score" allows FCPT to have an objective underwriting model and comparison tool for asset management as well

Credit Criteria (~50%):
- *Guarantor credit and fitness*
- *Brand durability*
- *Store performance*
- *Lease term*
- *Lease structure*

Real Estate Criteria (~50%):
- *Location*
- *Retail corridor strength and demographics*
- *Access/visibility*
- *Absolute and market rent*
- *Pad site and building reusability*



19 | FCPT | MAY 2023

FCPT

20 | FCPT | MAY 2023 ACQUIS IT IONS BY YEAR Note: Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million, and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively. 2022 initial cash yield reflects near term rent increases and rent credits given at closing; the initial cash yield with rents in place as of closing is 6.4% 1,0301,023 919 799 699 610 515475 418 2023 YTD +$20 6.9% 2022 +$286 6.5% 2021 +$257 6.5% 2020 +$223 6.5% 2019 +$199 6.5% 2018 +$263 6.5% 2017 +$99 6.8% 2016 +$94 6.6% 2015 Spin - Year Volume ($ millions) Cap Rate FCPT has been built with a deliberate focus on consistency and efficient execution Property Count

21 | FCPT | MAY 2023  Auto service is a resilient industry as it is both e-commerce and recession resistant.  Auto service tends to operate in high-traffic corridors with good visibility, boosting the intrinsic real estate value and reuse potential  More limited relocation options due to zoning restrictions lead to high tenant renewal probability Representative Acquired Brands  Portfolio includes 117 leases (8% of annual base rent) in auto service sector1  FCPT is targeting auto service centers (including collision and tire), auto part retailers, and gas stations with large format convenience stores  FCPT’s focus is on sectors and properties that are resistant to a long-term electric vehicle transition NON-RESTAURANT: AUTO SERVICE INDUSTRY ___________________ 1. As of March 31, 2023

22 | FCPT | MAY 2023 Representative Acquired Brands NON-RESTAURANT: MEDICAL RETAIL INDUSTRY  Portfolio includes 54 leases (4% of annual base rent)1  FCPT targets medical retail locations such as urgent care, dental clinics, dialysis centers, and veterinary care  E-commerce and recession resistant industry given its service-based nature  Large opportunity for growth with rapid spending increases on healthcare and pets  Medical net-lease opportunities are increasing given credit upgrades and store count growth that comes with consolidation amongst regional and national operators  Site selection process is similar to that of branded restaurants  Large customer base and favorable demographic tailwinds as healthcare remains an essential service across lifespan ___________________ 1. As of March 31, 2023

23 | FCPT | MAY 2023 0.4% 2.1% 2.5% 2.7% 13.8% 12.6% 11.1% 10.5% 10.6% 7.2% 13.1% 1.5% 1.7% 3.0% 1.6% 0.4% 0.4% 1.5% 0.9% 0.4% 0.0% 1.9% 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 LEASE MATURITY SCHEDULE ___________________ Note: Excludes renewal options. All data as of 3/31/2023 1. Annual cash base rent (ABR) as defined in glossary 2. Occupancy based on portfolio square footage Lease Maturity Schedule (% Annualized Cash Base Rent1) 99.9% occupied2 as of 3/31/2023 Weighted average lease term of 8.0 years Less than 7.8% of rental income matures prior to 2027

24 | FCPT | MAY 2023 BRAND DIVERSIF ICATION ___________________ 1. Annual Cash Base Rent (ABR) as of 3/31/2023 as defined on page 27 2. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody's % Investment Grade2: 61% FCPT Portfolio Brands Rank Brand Name Number Square Feet (000s) % of ABR(1) Rank Brand Name Number Square Feet (000s) % of ABR(1) 1 Olive Garden 312 2,654 40.4% 16 Texas Roadhouse 11 81 0.8% 2 Longhorn Steakhouse 115 645 11.4% 17 Starbucks 14 32 0.8% 3 Chili's 82 450 8.5% 18 Fresenius 9 72 0.7% 4 Buffalo Wild Wings 28 171 2.8% 19 Verizon 12 34 0.7% 5 Red Lobster 21 156 2.4% 20 Tires Plus 11 70 0.7% 6 Caliber Collision 28 390 1.7% 21 National Tire & Battery 10 69 0.7% 7 Bahama Breeze 10 92 1.7% 22 Taco Bell 12 30 0.5% 8 KFC 33 95 1.7% 23 Chick-Fil-A 8 39 0.5% 9 Burger King 22 71 1.6% 24 Firestone 5 41 0.5% 10 BJ's Restaurant 12 98 1.5% 25 Aspen Dental 7 25 0.5% 11 Bob Evans 15 83 1.4% 26-131 Other 213 1110 15.0% 12 WellNow Urgent Care 15 59 1.2% Total Lease Portfolio 1,049 6,812 100% 13 Outback Steakhouse 12 81 1.0% 14 Arby's 16 50 0.9% 15 NAPA Auto Parts 16 114 0.8%

25 | FCPT | MAY 2023 SUSTAINABIL ITY FRAMEWORK Our commitment to sustainability and Environmental, Social and Governance (ESG) principles creates value for FCPT and our shareholders. We continuously review our internal policies to advance in the areas of environmental sustainability, social responsibility, employee well-being, and governance Social We apply values-based negative screening in our underwriting process and do not transact with any tenant, buyer, or seller or acquire any properties with negative social factors. We do not process or have access to any consumer data Governance We aim for best-in-class corporate governance structures and compensation practices that closely align the interests of our board and leadership with those of our stockholders. Four of our eight board directors are female and seven are independent, including our chairperson. Only independent directors serve on the board’s committees Our Team Our culture is inclusive and team-oriented with a high retention rate. We hire for the long-term and invest in development, with a flat organization that drives employee engagement. We are ‘A Great Place to Work’ certified company Environment We evaluate our business operations and the environmental risk aspects of our investment portfolio on an ongoing basis and strive to adhere to sustainable business practices More information can be found in the FCPT ESG Report and policies on our website at https://fcpt.com/about-us/

26 | FCPT | MAY 2023 2023 ACQUIS IT IONS 1. Totals indicate weighted average 2023 Closed Acquisitions Q1 2023 Closed Acquisitions: Tenant Location # of Properties Operator / Guarantor Purchase Price ($ millions) Initial Cash Yield Initial Term (years)1 Announcement Date Caliber Collision IL 2 Corporate $3.8 6.7% 7 2/15/2023 Heartland Dental SC 1 Corporate $2.2 7.0% 7 2/28/2023 NAPA Auto Parts IN 1 Corporate $0.9 6.9% 4 3/3/2023 WellNow Urgent Care NY 1 Corporate $2.1 -- -- 3/13/2023 Aspen Dental NM 1 Corporate $1.9 -- -- 3/14/2023 WellNow Urgent Care IN 1 Corporate $2.2 -- -- 3/20/2023 Chili's NY 1 Corporate $1.0 -- 4 3/23/2023 Memphis Pediatric Care TN 1 Corporate $3.3 6.9% 4 3/27/2023 WellNow Urgent Care IN 1 Corporate $2.5 -- -- 3/31/2023 Q1 2023 Total/Weighted Average 10 $19.9 6.9% 7

27 | FCPT | MAY 2023 GLOSSARY AND NON-GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 3/31/2023 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non- GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated quarterly by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non- FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

28 | FCPT | MAY 2023 ___________________________ 1. See glossary on page 27 for non-GAAP definitions 2. Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes (In thousands) Unaudited 2023 2022 Net Income 23,155$ 22,286$ Adjustments: Interest expense 9,918 8,375 Income tax expense (benefit) 48 88 Depreciation and amortization 12,176 9,704 EBITDA(1) 45,297 40,453 Adjustments: Gain on dispositions and exchange of real estate (1,562) - Provision for impairment of real estate - - EBITDAre (1) 43,735 40,453 Adjustments: Real estate transaction costs 51 71 Gain or loss on extinguishment of debt - - Adjusted EBITDAre (1) 43,786 40,524 Annualized Adjusted EBITDAre 175,142$ 162,096$ Three Months Ended March 31, (In thousands) 2023 2022 Rental revenue 49,674$ 45,343$ Tenant reimbursement revenue 2,523 1,560 Total Rental Revenue 52,197$ 46,903$ (In thousands) 2023 2022 Tenant expense reimbursed 2,523$ 1,560$ Other non-reimbursed property expenses (2) 644 289 Total Property Expenses 3,167$ 1,849$ Rental Revenue Property Expenses Three Months Ended March 31, Three Months Ended March 31, Reconciliation of Net Income to Adjusted EBITDAre Rental Revenue and Property Expense Detail RECONCIL IATION SCHEDULES

29 | FCPT | MAY 2023 FFO & AFFO RECONCIL IATION ___________________________ 1. Amount represents non-cash deferred income tax benefit recognized at the Kerrow Restaurant Business 2. Assumes the issuance of common shares for OP units held by non-controlling interest ($000s, except shares and per share data) Unaudited 2023 2022 Net income 23,155$ 22,286$ Depreciation and amortization 12,144 9,668 Realized gain on sales of real estate (1,562) - FFO (as defined by NAREIT) 33,737$ 31,954$ Straight-line rental revenue (1,304) (1,642) Deferred income tax (benefit) expense (1) (44) - Stock-based compensation 1,767 1,500 Non-cash amortization of deferred financing costs 564 468 Non-real estate investment depreciation 32 36 Other non-cash revenue adjustments 494 530 Adjusted Funds From Operations (AFFO) 35,246$ 32,846$ Fully diluted shares outstanding(2) 86,210,113 80,460,583 FFO per diluted share 0.39$ 0.40$ AFFO per diluted share 0.41$ 0.41$ Three Months Ended March 31,

30 | FCPT | MAY 2023 www.fcpt .comINVESTOR PRESENTATION | MAY 2023 FOUR CORNERS PROPERTY TRUST N YS E : F C P T